Exhibit 10.2



                            TECO ENERGY GROUP
                    SUPPLEMENTAL RETIREMENT BENEFITS
                             TRUST AGREEMENT


                  Second Amendment to 1989 Restatement


     The TECO Energy Group Supplemental Retirement Benefits Trust Agreement dated as of April 27, 1989, as amended, is hereby further amended as follows:

     1.   The attached Exhibit A is substituted for the existing Exhibit A.

     2.   The attached Exhibit B is substituted for the existing Exhibit B.


     IN WITNESS WHEREOF, the Company and the Trustee have executed this amendment as of July 17, 1995.


                              TECO ENERGY, INC.



                              By: /s/ Roger A. Dunn
                                      Roger A. Dunn
                                   Vice President - Human Resources


                              NATIONSBANK OF FLORIDA, N.A., as
                              Trustee



                              By:
                                  Name:
                                  Title:














                                                           Exhibit 10.2


                                EXHIBIT A

                  (As revised effective July 17, 1995)

TECO Energy Group Supplemental Executive Retirement Plan

TECO Energy, Inc. Supplemental Executive Retirement Plan for H.L.
Culbreath

TECO Energy Group Supplemental Executive Retirement Plan for T.L. Guzzle

Excess benefit plan contained in the TECO Energy Group Retirement Plan

TECO Energy Group Supplemental Executive Retirement Plan for Roger H.
Kessel

TECO Energy Group Supplemental Executive Retirement Plan for Alan D. Oak

TECO Energy Group Supplemental Executive Retirement Plan for Keith S.
Surgenor

TECO Energy Group Supplemental Executive Retirement Plan for James K.
Taggart

TECO Energy Group Supplemental Executive Retirement Plan for Girard F.
Anderson

TECO Energy Group Supplemental Executive Retirement Plan for Richard E.
Ludwig

TECO Energy Group Supplemental Executive Retirement Plan for Roger A.
Dunn























                                                             Exhibit 10.2


                                EXHIBIT B

                  (As revised effective July 17, 1995)

Timothy L. Guzzle

Girard F. Anderson

James K. Taggart

Alan D. Oak

Roger H. Kessel

Keith S. Surgenor

Richard E. Ludwig

Roger A. Dunn






























